UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 2.02   Results of Operations and Financial Conditions.

On May 15, 2019, Jaguar Health, Inc. (the “Company”) issued a press release announcing first quarter 2020 results.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders of the Company on May 15, 2020 (the “Annual Meeting”).  Four proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.              Proposal to elect John Micek III as a Class II director to the Company’s Board of Directors to hold office for a three-year term until the annual meeting of stockholders in 2023 and until his successor is elected and qualified was approved by the stockholders by the following vote:

For	Withheld	Broker Non- Votes
5,188,538	1,071,779	3,794,808

2.              Proposal to approve an amendment to the Company’s 2014 Stock Plan to increase the annual replenishment of the share pool to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
4,439,355	1,734,675	86,287	3,794,808

3.              Proposal to issue shares of Common Stock to Oasis Capital, LLC for purposes of Nasdaq Rule 5635(d) was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
5,703,739	516,002	40,576	3,794,808

4.              Proposal to ratify the Audit Committee’s Appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
9,751,478	190,320	113,327	0

Item 7.01. Other Events.

On May 15, 2019, the Company issued a press release to announce the results of the 2020 Annual Meeting of the Stockholders of the Company.

A copy of the press release is furnished as Exhibit 99.2 to this report.

The information in Item 2.02 of this Form 8-K and exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Q1 2020 Financial Results, dated May 15, 2020.
99.2	Press Release Announcing Results of the 2020 Annual Meeting of Stockholders of the Company, dated May 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: May 18, 2020